SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549



                          FORM 8-K



                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of Report (Date of                  January 3, 2005
earliest event reported)


           MONMOUTH REAL ESTATE INVESTMENT CORPORATION
     (Exact name of registrant as specified in its charter)


         MARYLAND             000-04258          22-1897375
     (State or other         (Commission        (IRS Employer
       jurisdiction         File Number)     Identification No.)
    of incorporation)


3499 Route 9N, Suite 3C, Freehold, NJ               07728
 (Address of principal executive offices)        (Zip Code)



Registrant's telephone number,
 including area code                         (732) 577-9996




                         Not applicable
  (Former name or former address, if changed since last report)

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Item 5.03 Amendments to Articles of Incorporation or Bylaws;
Change in Fiscal Year

     On March 29, 2004, the Board of Directors of Monmouth
Real Estate Investment Corporation (the Company) voted to
amend the Articles of Incorporation (the articles) to
increase the number of authorized shares of common stock
from 20,000,0000 shares to 25,000,0000 shares.   On
September 8, 2004, the Company filed an amendment to the
articles with the State of Maryland.   The Company received
notice of the acceptance of the amendment by the State of Maryland on January 3, 2005.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits.

     (3)  Amended Articles of Incorporation.












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

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



        MONMOUTH REAL ESTATE INVESTMENT CORPORATION




               /s/ Anna T. Chew
               ANNA T. CHEW
               Chief Financial Officer



     Date  January 3, 2005
	   _______________
















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